Finance result, net	12 Months Ended
Dec. 31, 2022
Finance result, net
Finance result, net

20. Finance result, net

	2022	2021	2020
Interest income	29,251	5,322	35,305
Interest expense on leases	(23,019)	(23,866)	(19,042)
Interest cost	(25,878)	(39,146)	(50,460)
Foreign exchange (losses)/gains, net	(264,360)	211,693	(581,128)
Finance result, net	(284,006)	154,003	(615,325)

The evolution of the finance result is mainly driven by foreign exchange losses and gains on our U.S Dollar cash deposits due to the evolution of the exchange rate of U.S Dollar compared to the Swiss franc. Finance result was a net loss of CHF 0.3 million and CHF 0.6 million respectively for the years ended December 31, 2022 and 2020, whilst it was a net gain of CHF 0.2 million for the year ended December 31, 2021.